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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 5, 2001
                                                         ----------------

                          HomeSeekers.com, Incorporated
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Nevada                    0-23835              87-0397464
              ------                    -------              ----------
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)

            6490 South McCarran Boulevard, Suite D-30, Reno, NV 89509
            ---------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (775) 827-6886
                                 --------------
              (Registrant's telephone number, including area code)

                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 1.  Changes in Control of Registrant

         On October 25, 2001, Fidelity National Financial, Inc. ("Fidelity") agreed to loan HomeSeekers.com, Inc. (the "Company") up to $4,000,000, which was consummated on November 5, 2001. In return, Fidelity accepted (i) a convertible revolving promissory note (the "Note") and (ii) a stock purchase warrant (the "Warrant"). The aggregate potential equity represented in the Note and the Warrant is 25% of the Company's outstanding Common Stock. To the extent the Note is not converted to a number of shares of common Stock representing a 25% equity stake in the Company, the Warrant is exercisable to bring Fidelity's beneficial ownership to as much as 25% of the outstanding shares of Common Stock. Both the Note and the Warrant are filed as exhibits hereto. The descriptions of the Note and Warrant contained herein are not intended to be complete are qualified in their entirety by reference to their full texts.

         The purpose of the Fidelity loan to the Company was to enable the Company to pay off existing debt so as to release lenders' liens on certain assets being purchased by Fidelity National Information Solutions, Inc. ("FNIS"), as described in Item 2 below. Fidelity and the Company entered into a Credit Agreement, pursuant to which Fidelity agreed to loan the Company up to $3,000,000 for the purpose of paying off and canceling its loan agreements with

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E-Home.com, Inc. D/B/A HomeMark ("HomeMark"), the repayment of an earlier secured promissory note of $400,000, and for general working capital purposes. Additionally, and, if necessary, the Company may borrow another $1,000,000 for the purpose of repaying a deposit in connection with the FNIS purchase agreement. The Credit Agreement is filed as an exhibit hereto. The description of the Credit Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text.

         As an inducement to make the loan, Fidelity agreed to accept equity in the Company in the form of the Note and Warrant described above. FNIS has no rights to receive or control disposition of any of the shares of Common Stock discussed in this Report on Form 8-K. Fidelity and the Company also executed a Security Agreement securing the Company's obligations to Fidelity. The Security Agreement is filed as an exhibit hereto.

         As a result of the issuance to Fidelity of the Note and the Warrant, Fidelity has a currently exercisable right to purchase up to approximately 12,238,641 shares, or the equivalent of 25% of the outstanding shares of the Company's common stock, calculated by applying Fidelity's right to acquire 25% of the Company's outstanding shares to the total of 48,954,561 as reported to the Securities and Exchange Commission in the Company's Form 10-K for the fiscal year ended June 30, 2001. The actual number of shares issuable to Fidelity is likely to be greater than 12,238,641 because of the dilutive effect of exercising the Note and Warrant. Fidelity has the sole right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, the shares of the Company's Common Stock issuable upon the exercise of the Note and the Warrant.

         Except as described above, to the best knowledge of the Company, neither Fidelity, FNIS, nor any of the directors or officers of Fidelity or FNIS beneficially own any shares of the Common Stock of the Company.

         On November 1, 2001 the Company entered into a Business Separation and Settlement Agreement with HomeMark and HomeSeekers Management, Inc., which was consummated on November 5, 2001. In accordance with the terms of the agreement, the companies terminated, and released any and all obligations under, all agreements between the parties including the Loan Agreement, Security Agreement and Financing Statement, and the Securities Purchase Agreement dated June 6, 2001; the Security Agreement and Financing Statement dated June 19, 2001, the Intercorporate Services Agreement dated July 1, 2001; the Loan Agreement, Security Agreement and Financing Statement dated July 17, 2001; all promissory notes including, without limitation, those issued in connection with the June Loan Agreements and the June Security Agreement.

         In connection with the settlement, and in addition to other terms and conditions, the Company paid HomeMark $1,875,000 and assigned to HomeMark its Loan Agreement and the Security Agreement and Financing Agreement dated July 16, 2001 between EntrePort Corporation and the Company in the total principal amount of $500,000. The Business Separation and Settlement Agreement and the Assignment and Assumption Agreement are filed as exhibits hereto.

Item 2.  Disposition of Assets

         On October 25, 2001, FNIS and the Company entered into an agreement (the "Asset Purchase Agreement") whereby FNIS will purchase certain assets of the Company, such assets amounting to an estimated twenty percent (20%) of the Company's total assets. FNIS and the Company also entered into an agreement

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(the "Management Agreement") pursuant to which FNIS will provide management services to the Company until the earlier to occur between the close or the termination of the Asset Purchase Agreement. The Asset Purchase Agreement and the Management Agreement are filed as exhibits hereto. The descriptions of the Asset Purchase Agreement and the Management Agreement contained herein are not intended to be complete are qualified in their entirety by reference to their full texts.

         FNIS is acquiring substantially all of the assets, including corporate and trade names and goodwill associated with the business, of the Company's XMLSweb(tm) division. Subject to the terms and conditions set forth in the Asset Purchase Agreement, the total consideration for the purchase of the assets is $2,000,000 of which $1,000,000 is payable as a deposit subject to the Company's satisfaction of certain agreement conditions and the remaining $1,000,000 is payable upon closing. The Company and FNIS anticipate a closing date of late November or early December 2001. In addition to the above, the agreement contemplates the possibility of an additional cash sum of $1,200,000 payable in accordance with the terms and conditions of a Software Development Agreement being developed and related to the development by the Company for the benefit of FNIS of Version 8 of its MLS software product offering.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (c)     Exhibits

       7.1 Form of Credit Agreement, dated October 25, 2001
       7.2 Form of Convertible Revolving Promissory Note, dated November 5, 2001
       7.3 Form of Purchase Warrant, dated November 5, 2001
       7.4 Form of Security Agreement, dated October 25, 2001
       7.5 Form of Business Separation and Settlement Agreement, dated November 1, 2001
       7.6 Form of Assignment and Assumption Agreement, dated November 1, 2001
       7.7 Form of Asset Purchase Agreement, dated October 25, 2001
       7.8 Form of Management Agreement, dated October 25, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated:   November 19, 2001
                                     HomeSeekers.com, Incorporated

                                     By: /s/ Steven M. Crane
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                                             Steven M. Crane
                                             Chief Financial Officer